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                                                                   EXHIBIT 10(8)

                               SECURITY AGREEMENT

         SECURITY AGREEMENT dated July 2, 1996, made by MOUNTAINEER PARK, INC., a West Virginia corporation (the "Grantor"), in favor of MADELEINE LLC, a New York limited liability company (the "Lender").

                              W I T N E S S E T H :

         WHEREAS, the Grantor, WINNERS ENTERTAINMENT, INC. and the Lender are parties to a Tern Loan Agreement dated as of July 2, 1996 (such Agreement, as amended or otherwise modified from time to time, being hereinafter referred to as the "Loan Agreement");

         WHEREAS, pursuant to the Loan Agreement the Lender has agreed to make a loan (the "Loan") to the Grantor in an aggregate principal amount not to exceed the amount of the Commitment (as defined in the Loan Agreement), the proceeds of which are to be used by the Grantor to repay existing indebtedness of the Grantor and for the Grantor's general working capital purposes; and

         WHEREAS, it is a condition precedent to the making of the Loan by the Lender pursuant to the Loan Agreement that the Grantor shall have executed and delivered to the Lender a security agreement providing for the grant to the Lender of a security interest in all furniture, fixtures and equipment of the Grantor;

         NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to make and maintain the Loan pursuant to the Loan Agreement, the Grantor hereby agrees with the Lender as follows:

         SECTION 1. Definitions. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Loan Agreement or in Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein..

         SECTION 2. Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Grantor hereby pledges and assigns to the Lender, and grants to the Lender a continuing security interest in, all furniture, fixtures and equipment of every kind and description of the Grantor, whether now or hereafter existing and whether now owned or hereafter acquired (the "Collateral"), including, without limitation, the following:

                (a) all equipment of any kind including, without limitation, the equipment described in Schedule I hereto, all furniture, fixtures, machinery and all motor vehicles, tractors and other like property, whether or not the title thereto is governed by a certificate of title or ownership (hereinafter collectively referred to as the "Motor Vehicles"), wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, together with all substitutes, replacements, accessions and additions thereto, and all tools, parts, accessories and attachments used in connection therewith (hereinafter collectively referred to as the "Equipment");

                  (b) the books and records of the Grantor relating to any of the foregoing Collateral, including, without limitation, all minute books, ledgers, records, computer programs, software, printouts and other computer materials, in each case indicating, summarizing or evidencing any of the Collateral; and

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                (c) all proceeds of any and all of the foregoing Collateral
(including, without limitation, all payments under insurance (whether or not the Lender is the loss payee thereof)), any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, in each case howsoever the Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

                (a) the prompt payment by the Grantor, as and when due and payable, of all amounts from time to time owing by it in respect of the Loan Agreement, the Note and the other Loan Documents, including, without limitation, principal of and interest on the Loan (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Grantor to the extent allowed by law), all fees of every kind howsoever payable including, without limitation, all consideration as set forth in Article 3 of the Loan Agreement, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document; and

                  (b) the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of the Loan Documents.

         SECTION 4. Representations and Warranties. The Grantor represents and warrants as follows:

                (a) Except as more fully set forth in the Financial Statements and Schedule II to the Loan Agreement there is no pending or threatened action, suit, proceeding or claim before any court or other governmental authority or any arbitrator, or any order, judgment or award by any court or other governmental authority or arbitrator, that may adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Lender of any of its rights or remedies hereunder.

                (b) All taxes, assessments and other governmental charges imposed upon the Grantor or any property of the Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine and lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with generally accepted accounting principles have been established for the payment thereof.

                  (c) All Equipment now existing is, and all Equipment hereafter existing will be, located at the Property, other than Equipment located at the address specified therefor in Schedule I hereto. The Grantor's chief place of business and chief executive office, the place where the Grantor keeps its records concerning the Equipment, are located at the addresses specified therefor in Schedule I hereto.

                (d) The Grantor is and will be at all times the sole and exclusive owner of the Collateral free and clear of any lien, security interest or other charge or encumbrance except for (i) the security interest created by this Agreement and (ii) the security interests and other encumbrances described in Schedule II hereto. Other than as set forth in Schedule II hereto, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed in favor of

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the Lender relating to this Agreement.

                (e) The exercise by the Lender of any of its rights and remedies hereunder will not contravene any law, rule or regulation of any Governmental Authority or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

                (f) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, or any other Person, is required for (i) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Lender of any of its rights and remedies hereunder, except (A) with respect to the perfection of the security interest created hereby in Equipment, the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule III hereto, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to the perfection of the security interest created hereby in Motor Vehicles, for the submission of an appropriate application, together with the certificate of title, with respect to each Motor Vehicle, to the appropriate state agency.

                (g) This Agreement creates valid security interests in favor of the Lender in the Collateral, as security for the Obligations. The filing of the financing statements described in Schedule III hereto result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, perfected security interests, subject only to the security interests and other encumbrances described in Schedule II hereto and the recording of such instruments of assignment. Such recordings and filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken, except for the filings and recordations described in Section 4(i) hereof.

         SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless the Lender shall otherwise consent in writing:

                (a) Further Assurances. The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Lender may reasonably request in order (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Lender may request in order to perfect and preserve the security interest purported to be created hereby, (B) furnishing to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail, and (C) upon the acquisition after the date hereof by the Grantor of any Equipment covered by a certificate of title or ownership, cause the Lender to be listed as the lienholder (or, in the event such Equipment is subject to a purchase money security interest or a lien existing as of the date hereof (a "Permitted Lien"), as a junior lienholder) on such certificate of title and within 60 days of the acquisition thereof and deliver evidence of the same to the Lender.

                  (b) Location of Equipment. Except as set forth in Schedule I hereto, the Grantor will keep the Equipment (other than used Equipment sold in the ordinary course of business in accordance with Section 5(g) hereof) at the Property.

                  (c) Condition of Equipment. The Grantor will cause the Equipment to be maintained and preserved in the same condition, repair and working order as when acquired and in

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accordance with any manufacturer's manual, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable or which the Lender may request to such end. The Grantor will promptly furnish to the Lender a statement regarding any material loss or damage to any Equipment.

                  (d) Taxes, Etc. The Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

                  (e) Insurance.

                         (i) The Grantor will, at its own expense, maintain
insurance (including, without limitation, comprehensive general liability and hazard insurance) with respect to the Equipment in such amounts, against such risks, in such form, in commercially reasonable amounts and with such insurers as shall be satisfactory to the Lender from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Lender and the Grantor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Lender; provided, however, that with respect to Equipment subject to a Permitted Lien, the Lender's rights may be subject to the rights of the holder of such Permitted Lien. Except as required by any agreement which creates a Permitted Lien, each such policy shall in addition (A) name the Grantor and the Lender as insured parties thereunder (without any representation or warranty by or obligation upon the Lender) as their interests may appear, (B) contain the agreement by the insurer that any loss thereunder shall be payable to the Lender on its own account notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (C) provide that there shall be no recourse against the Lender for payment of premiums or other amounts with respect thereto and (D) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Lender by the insurer. The Grantor will, if so requested by the Lender, deliver to the Lender original or duplicate policies of such insurance and, as often as the Lender may reasonably request, a report of a reputable insurance broker with respect to such insurance. The Grantor will also, at the request of the Lender, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

                         (ii) Reimbursement under any liability insurance
maintained by the Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment as to which paragraph (iii) of this Section 5(e) is not applicable, the Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment, and any proceeds of insurance maintained by the Grantor pursuant to this Section 5(e) shall be paid by the Lender to the Grantor as reimbursement for the costs of such repairs or replacements.

                         (iii) Upon the occurrence and during the continuance of
an Event of Default or upon the actual or constructive total loss of any Equipment, all insurance payments in respect of such Equipment shall be paid to the Lender and applied as specified in Section 7(b) hereof.

                (f)      Transfers and Other Liens.

                         (i) The Grantor will not sell, assign (by operation of
law or otherwise), lease, exchange or otherwise transfer or dispose of any of the Collateral (except for sales and


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dispositions of obsolete Equipment in the ordinary course of business so long as the amount thereof sold in any fiscal year by the Grantor shall not have a fair market value in excess of $100,000).

                         (ii) The Grantor will not create or suffer to exist any
lien, security interest or other charge or encumbrance upon or with respect to any Collateral except for;

                               (A)  the security interests created hereby;

                               (B) the security interests and other encumbrances
existing on the date hereof and described in Schedule IV hereto; and

                               (C)  Permitted Liens.

                (g)      Motor Vehicles.

                         (i) Within 60 days of the date hereof, the Grantor
shall deliver to the Lender photocopies of the certificates of title or ownership for the Motor Vehicles owned by it with the Lender listed as lienholder.

                         (ii) Upon the acquisition after the date hereof by the
Grantor of any Motor Vehicle, the Grantor shall deliver to the Lender photocopies of the certificates of title or ownership for such Motor Vehicle, together with the manufacturer's statement of origin, with the Lender listed as lienholder.

                         (iii) The Grantor hereby appoints the Lender as its
attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (i) executing on behalf of the Grantor title or ownership applications for filing with appropriate Governmental Authorities to enable Motor Vehicles now owned or hereafter acquired by the Grantor to be retitled and the Lender listed as lienholder thereof, (ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, the Grantor as the Lender may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Lender a perfected lien on the Motor Vehicles and exercising the rights and remedies of the Lender hereunder). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

                         (iv) Any photocopies of certificates of title or
ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

                         (v) So long as no Event of Default or event which, with
the giving of notice or the lapse of time or both, would constitute an Event of Default shall have occurred and be continuing, upon the request of the Grantor, the Lender shall execute and deliver to the Grantor such instruments as the Grantor shall reasonably request to remove the notation of the Lender as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release effective, only upon receipt by the Lender of a certificate from the Grantor, stating that the Motor Vehicle the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss) and any proceeds of such sale or casualty loss being paid to the Lender hereunder to be applied to the Obligations then outstanding in the manner contemplated by Section 7(b) hereof.

                (h) Inspection and Reporting. The Grantor shall permit representatives of the

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Lender, upon reasonable notice and at any time during normal business hours, to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Lender to be present at the Grantor's place of business to receive copies of all communications and remittances relating to the Collateral, and to forward copies of any notices or communications received or made by the Grantor with respect to the Collateral, all in such manner as the Lender may require.

         SECTION 6.  Additional Provisions Concerning the Collateral.

                (a) The Grantor hereby authorizes the Lender to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

                (b) The Grantor hereby irrevocably appoints the Lender the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to obtain and adjust insurance required to be paid to the Lender pursuant to Section 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral,
(iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, and
(iv) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Lender with respect to any Collateral.

                (c) If the Grantor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantor or the Lender, and the expenses of the Lender incurred in connection therewith shall be payable by the Grantor pursuant to Section 8 hereof.

                (d) The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 7. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

                (a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and also may
(i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place or places to be designated by the Lender which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or


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private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree.

                (b) Any cash held by the Lender as Collateral and all proceeds received by the Lender in respect of any sale or collection from, or other realization upon, all or any part the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations as follows:

                         (i) first, to the payment of the costs and expenses of
such sale, collection or other realization, including the out-of-pocket costs and expenses of the Lender and the reasonable fees, costs, expenses and other client charges of counsel employed in connection therewith, to the payment of all advances made by the Lender for the account of the Grantor hereunder and to the payment of all costs and expenses incurred by the Lender in connection with the administration and enforcement of this Agreement;

                         (ii) second, at the option of the Lender, to the
payment or other satisfaction of any liens and other encumbrances upon any of the Collateral;

                         (iii) third, to the payment of all other Obligations
then due and payable;

                         (iv) fourth, to the payment of any other amounts
required by applicable law (including, without limitation, Section 9-504(1)(c) of the Code or any successor or similar, applicable statutory provision); and

                         (v) fifth, to the Grantor or to whomsoever shall be
lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

                (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Lender to collect such deficiency.

         SECTION 8.  Indemnity and Expenses.

                (a) The Grantor agrees to indemnify and hold the Lender harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, costs or expenses (including, without limitation, legal fees, costs, expenses and other client charges) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Lender's gross negligence or willful misconduct.

                (b) The Grantor will upon demand pay to the Lender (i) the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and other client charges of counsel for the Lender and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Lender), which the Lender may incur in connection with (A) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, or (B) the custody, preservation, use or


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operation of, the Collateral and (ii) the amount of any and all costs and expenses, including the fees, costs, expenses and other client charges of counsel for the Lender and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Lender), which the Lender may incur in connection with (A) the sale of, collection from, or other realization upon, any Collateral, (B) the exercise or enforcement of any of the rights of the Lender hereunder, or (C) the failure by the Grantor to perform or observe any of the provisions hereof.

         SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telegraphed, telecopied (with a copy by U.S. Mail Return Receipt Requested), or delivered; if to the Grantor, to it at the following address:

         Mountaineer Park, Inc.
         8 Route 2 South
         Chester, West Virginia  26034
         Attention: Mr. Edson Arneault
         Telephone No.: (304) 387-2400
         Telecopy No.: (304) 387-1598


with copies to:

         Freer & McGarry
         1000 Thomas Jefferson Street, NW, Suite 600
         Washington, DC 20007
         Attention: Robert Ruben, Esq.
         Telephone No.: (202) 965-6565
         Telecopy No.: (202) 965-4839

         and if to the Lender, to it at the following address:

         Madeleine LLC
         c/o Cerberus Partners, L.P.
         950 Third Avenue
         New York, New York  10022
         Attention: Mr. Kevin P. Genda
         Telephone No.: (212) 758-5110
         Telecopy No.: (212) 421-2947

         with copies to:

         Schulte Roth & Zabel
         900 Third Avenue
         New York, New York 10022
         Attention: Mark A. Neporent, Esq.
         Telephone No.: (212) 756-2238
         Telecopy No.: (212) 593-5955

or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telegraphed, when delivered to the telegraph company, (iii) if telecopied, when


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received and (iv) if delivered, upon delivery.

         SECTION 10.  Miscellaneous.

                (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Lender, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                (b) No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of its rights under any other Loan Document against such party or against any other Person.

                (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations, and (ii) be binding on the Grantor and its successors and assigns and shall inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender and its respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to the Grantor, the Lender may assign or otherwise transfer the Note, and its rights under any other Loan Document, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lender herein or otherwise. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Lender, and any such assignment or transfer shall be null and void.

                (e) Upon the satisfaction in full of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantor and (ii) the Lender will, upon the Grantor's request and at the Grantor's expense, (A) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

                (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non- perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than such the State of New York.

                (g) Any legal action or proceeding with respect to this Agreement or any document related thereto may be brought in the courts of the State of New York or the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Grantor hereby accepts for itself and in respect of its property, generally and


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unconditionally, the jurisdiction of the aforesaid courts. The Grantor hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and consents to the granting of such legal or equitable relief as is deemed appropriate by the court.

                (h) The Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Grantor at its address provided herein, such service to become effective 30 days after such mailing.

                (i) Nothing contained herein shall affect the right of the Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Grantor or any of the Grantor's property in any other jurisdiction.

                (j) EACH OF THE GRANTOR AND (BY ITS ACCEPTANCE OF THIS AGREEMENT) THE LENDER WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

         IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                            MOUNTAINEER PARK, INC.


                                            By:  /S/ Edson R. Arneault
                                                 ------------------------------
                                                  Edson R. Arneault
                                                  President

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                                   Schedule I

                             ADDRESSES OF EQUIPMENT


Equipment                     Location of Equipment



                    Chief Place of Business, Chief Executive
                         Office and Location of Records



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                                   Schedule II

                                   OTHER LIENS


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                                  Schedule III


                           UCC-1 FINANCING STATEMENTS





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